Fourth Quarter 2015 Financial Results Supplement February 18, 2016 Exhibit 99.2

©  Freddie Mac

Table of contents
Financial
Results
Segment Business Information
3 –
Annual Financial Results
11 –
Single-Family New Funding Volume
4 –
Quarterly Financial Results
5
–
Market-Related Items
12 –
Single-Family Management and Guarantee Fees Charged on
New Acquisitions
6 –
Segment Financial Results
13 –
Single-Family Credit Risk Transfer Transactions
7 –
Treasury
Draw Requests and Dividend Payments
14 –
Single-Family
Transferred Credit Risk
Housing Market
15
–
Single-Family
Credit
Quality
–
Purchases
8 –
National Home Prices
16
–
Single-Family
Credit
Quality
–
Credit
Guarantee
Portfolio
9
–
Home
Price
Performance
by
State:
December
2014
to
December 2015
17 –
Single-Family Mortgage Market and Freddie Mac Delinquency
Rates
10 –
Housing Market Support
18 –
Multifamily
Business Volume and Portfolio Composition
19 –
Multifamily Percentage of Affordable Units Financed
20 –
Multifamily Securitization
Volume
21
–
Multifamily
Market
and
Freddie
Mac
Delinquency
Rates
22 –
Investments –
Purchase
Agreement Portfolio Limits
23 –
Investments –
Mortgage-Related Investments Portfolio
Composition
24 –
Investments –
Mortgage-Related Investments Portfolio
Composition,
Continued
25 –
Interest Rate Risk Measures
26 –
Safe Harbor Statements

©  Freddie Mac

Annual financial results
Note: Columns and rows may not add due to rounding.
$ Millions
2015
vs
2015
2014
2014
1
Net interest income
14,946
$
14,263
$
683
$
2
Benefit (provision) for credit losses
2,665
(58)
2,723
3
Derivative losses
(2,696)
(8,291)
5,595
4
Other non-interest income (loss)
(903)
8,178
(9,081)
5
Non-interest income (loss)
(3,599)
(113)
(3,486)
6
Non-interest expense
(4,738)
(3,090)
(1,648)
7
Pre-tax income
9,274
$
11,002
$
(1,728)
$
8
Income tax expense
(2,898)
(3,312)
414
9
Net income
6,376
$
7,690
$
(1,314)
$
10
Total other comprehensive income (loss),
net of taxes
(577)
1,736
(2,313)
11
Comprehensive income
5,799
$
9,426
$
(3,627)
$
12
Total equity / GAAP net worth (ending balance)
2,940
$
2,651
$
289
$

©  Freddie Mac

Quarterly financial results
Note: Columns and rows may not add due to rounding.
$ Millions
4Q15
4Q15
vs
vs
4Q15
3Q15
4Q14
3Q15
4Q14
1
Net interest income
3,587
$
3,743
$
3,587
$
(156)
$
-
$
2
Benefit (provision) for credit losses
781
528
(17)
253

798

3
    Derivative gains (losses)
744

(4,172)

(3,397)

4,916

4,141

4
    Other non-interest income (loss)
(896)
331
815

(1,227)

(1,711)

5
Non-interest income (loss)
(152)

(3,841)

(2,582)

3,689

2,430

6
Non-interest expense
(1,139)

(1,099)

(823)

(40)

(316)

7
Pre-tax income (loss)
3,077
$
(669)
$
165
$
3,746
$
2,912
$
8
Income tax benefit (expense)
(919)
194
62
(1,113)

(981)

9
Net income (loss)
2,158
$
(475)
$
227
$
2,633
$
1,931
$
10
Total other comprehensive income (loss),
net of taxes
(517)
(26)
24
(491)

(541)

11
Comprehensive income (loss)
1,641
$
(501)
$
251
$
2,142
$
1,390
$
12
Total equity / GAAP net worth (ending balance)
2,940
$
1,299
$
2,651
$
1,641
$
289
$

$0.02
$0.7
($0.6)
($0.3)
($0.1)
1Q15
2Q15
3Q15
4Q15
2015
Market-related items
Estimated Net Interest Rate Effect
$ in Billions, after-tax
Estimated Spread Change Effect
$ in Billions, after-tax
($0.5)
$1.4
($1.4)
$0.3
($0.2)
1Q15
2Q15
3Q15
4Q15
2015
Note: Totals may not add due to rounding.
©  Freddie Mac

©  Freddie Mac

$2.0
$(0.4)
$4.5
$3.8
2014
2015
Segment financial results
$ Billions
Multifamily
Comprehensive Income (Loss)
Segment Earnings (Loss)
Segment Other Comprehensive Income (Loss)
1
Comprehensive income approximated segment earnings for both 2014 and 2015.
Note: Totals may not add due to rounding.
Single-Family
Guarantee
1
Investments
$6.5
$(0.2)
$(0.3)
$1.6
$0.8
2014
2015
$1.5
$0.6
$3.4
$1.5
$1.8
$1.5
$1.8
2014
2015

©  Freddie Mac

Dividend
Payments
to
Treasury
4
$0.2
$4.1
$5.7
$6.5
$7.2
$47.6
$19.6
$5.5
2008
2009
2010
2011
2012
2013
2014
2015²
$44.6
$6.1
$13.0
$7.6
$0.02
$0.0
$0.0
$0.0
2008
2009
2010
2011
2012
2013
2014
2015
Draw
Requests
from
Treasury
3
Treasury draw requests and dividend payments
1
The initial $1 billion liquidation preference of senior preferred stock was issued to Treasury in September 2008 as consideration for Treasury’s funding commitment.  The company received no cash proceeds as a result of issuing this initial $1 billion liquidation preference of senior preferred stock.
2
Amount does not include the March 2016 dividend obligation of $1.7 billion.
3
Annual amounts represent the total draws requested based on Freddie Mac’s quarterly net deficits for the periods presented.  Draw requests are funded in the subsequent quarter
(e.g., $19 million draw request for 1Q12 was funded in 2Q12).
4
Represents quarterly cash dividends paid by Freddie Mac to Treasury during the periods presented. Through December 31, 2012, Treasury was entitled to receive cumulative quarterly cash dividends at the annual rate of 10% per year on the liquidation preference of the senior preferred stock.  However, the fixed dividend rate was replaced with a net worth sweep dividend payment beginning in the first quarter of 2013.  See the company’s Annual Report on Form 10-K for the year ended December 31, 2015 for more information.
$ Billions
Draw Requests From Treasury
Dividend Payments to Treasury
Cumulative Total
Total Senior Preferred Stock Outstanding
$72.3
Less:
Initial
Liquidation
Preference
1
1.0
Treasury Draws
$71.3
Cumulative Total
Dividend Payments as of 12/31/15
$96.5
1Q16 Dividend Obligation
1.7
Total Dividend Payments
$98.2

©  Freddie Mac

1
National home prices use the Freddie Mac House Price Index for the U.S., which is a value-weighted average of the state indices where the value weights are based on Freddie Mac’s single-family
credit
guarantee
portfolio.
Other
indices
of
home
prices
may
have
different
results,
as
they
are
determined
using
home
prices
relating
to
different
pools
of
mortgage
loans
and calculated under different conventions than Freddie Mac’s.  Quarterly growth rates are calculated as a 3-month change based on the final month of each quarter.  ‘SA’ denotes
‘Seasonally Adjusted’ and ‘NSA’ denotes ‘Not Seasonally Adjusted’; seasonal factors typically result in stronger house-price appreciation during the second and third quarters. Historical growth rates change as new data becomes available.  Values for the most recent periods typically see the largest changes.  Cumulative decline, based on the NSA series, calculated as the percent change from June 2006 to December 2015.
Source: Freddie Mac.
National
home
prices
1
Cumulative decline of 6% since June 2006 (NSA Series)
Freddie Mac House Price Index (December 2000=100)
100
110
120
130
140
150
160
170
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
United States (SA)
United States (NSA)
2015Q4 NSA Index Growth: -0.1%
2015Q4 SA Index Growth: 1.8%

3%
AL
4%
AK
6%
AR
8%
AZ
8%
CA
10%
CO
CT 0%
DC 7%
DE 4%
11%
FL
7%
GA
6%
HI
5%
IA
9%
ID
4%
IL
3%
IN
5%
KS
KY 4%
5%
LA
1%
8%
ME
6%
MI
5%
MN
5%
MO
1%
MS
4%
MT
NC 6%
5%
ND
5%
NE
NJ 1%
4%
NM
12%
NV
3%
NY
5%
OH
4%
OK
11%
OR
3%
PA
RI 7%
8%
SC
5%
SD
TN 6%
7%
TX
8%
UT
3%
VA
12%
WA
5%
WI
2%
WV
2%
WY
6%
3%
VT
6%
MD
MA
NH
United States 6%
Home price performance by state
December 2014 to December 2015
1
©  Freddie Mac
9
1
  The Freddie Mac House Price Index for the U.S. is a value-weighted average of the state indexes where the value weights are based on Freddie Mac’s single-family credit guarantee portfolio. Other indices of home prices may have different results, as they are determined using different pools of mortgage loans and calculated under different conventions.  The Freddie Mac House Price Index for the U.S. is a non-seasonally adjusted monthly series.  Percent changes were rounded to nearest whole percentage point.
Source: Freddie Mac
5 to 7%
< 2%
2 to 4%

133
275
208
169
168
120
94
2009
2010
2011
2012
2013
2014
2015
2,480
2,089
1,830
2,472
2,458
1,627
2,237
2009
2010
2011
2012
2013
2014
2015
Housing market support
Number of Families Freddie Mac Helped
to
Own
or
Rent
a
Home
1
In Thousands
Number of Single-Family Loan
Workouts
2
In Thousands
1
Based on the company’s purchases of loans and issuances of mortgage-related securities.  For the periods presented, a borrower may be counted more than once if the company purchased more than one loan (purchase or refinance mortgage) relating to the same borrower.
2
Consists of both home retention actions and foreclosure alternatives.
3
These categories are not mutually exclusive and a borrower in one category may also be included in another category in the same or another period.  For example, a borrower helped through a home retention action in one period may subsequently lose his or her home through a foreclosure alternative in a later period.
Repayment plans ³
Loan modifications ³
Forbearance agreements ³
Short sales and deed-in-lieu of
foreclosure transactions ³
Home Retention Actions
Foreclosure Alternatives
Cumulative Since 2009:    15,193
Cumulative Since 2009:   1,167
©  Freddie Mac

©  Freddie Mac

$36
$52
$62
$46
$38
$35
$28
$39
$47
$37
$71
$80
$101
$94
$76
4Q14
1Q15
2Q15
3Q15
4Q15
$ Billions
Note: Totals may not add due to rounding.
Annual
2013:  $423
2014:  $255
2015:  $351
Refi UPB
Purchase UPB
Single-family new funding volume

©  Freddie Mac

20
25
27
31
41
47
44
2009
2010
2011
2012
2013
2014
2015
Single-family management and guarantee fees
charged on new acquisitions
1
Represents the estimated average rate of management and guarantee fees for new acquisitions during the period assuming amortization of delivery fees using the estimated life of the related loans rather than the original contractual maturity date of the related loans. Includes the effect of fee adjustments that are based on the price performance of Freddie Mac’s PCs relative to comparable Fannie Mae securities. Net of legislated 10 basis point guarantee fee remitted to Treasury as part of the Temporary Payroll Tax Cut Continuation  Act  of 2011.
Quarterly
In Basis Points (bps), Annualized
Annual
In Basis Points (bps)
Single-Family Management and Guarantee Fees Charged on New Acquisitions
(net
of
amounts
remitted
to
Treasury)
1
47
47
45
44
44
4Q14
1Q15
2Q15
3Q15
4Q15

©  Freddie Mac

Single-family credit risk transfer transactions
1
Structured Agency Credit Risk
(STACR
®
)
Debt Note Issuances
$ Billions
Agency Credit Insurance Structure
®
(ACIS
®
) Transactions ²
$ Billions
1
Excludes whole loan securities and seller indemnification transactions.
2
Excludes
impact
of
changing
the
coverage
from
losses
calculated
using
a
predefined
formula
to
coverage
based
on
actual
losses
for
certain
existing
ACIS
policies.
3
Upon initial execution. Includes $179.2 billion of UPB related to credit risk transfer transactions completed during 2015.
Cumulative
($ in Billions)
STACR Issuances
$12.7
ACIS Transactions
$3.6
Reference Pool UPB³
$384.6
$0.7
$2.1
$0.1
$0.7
$2.8
2013
2014
2015
Structure Based
on Calculated
Loss
Structure Based
on Actual Loss
$2.2
$4.5
$1.1
$4.9
$6.7
2013
2014
2015
Structure Based
on Calculated
Loss
Structure Based
on Actual Loss

©  Freddie Mac

$0.2
$0.6
$0.7
$1.1
$6.7
$8.8
$10.7
$11.2
$15.2
$0.9
$1.2
$1.7
$1.7
$1.9
$1.7
$1.2
$1.2
$1.2
$0.9
        12/31/14
        3/31/15
        6/30/15
        9/30/15
        12/31/15
Mezzanine loss
positions: Retained by
Freddie Mac
First loss positions:
Retained by Freddie
Mac
Mezzanine loss
positions: Transferred
to third parties
First loss positions:
Transferred to third
parties
Single-Family Transferred Credit Risk
$ Billions
Single-family transferred credit risk
1, 2
1
Consists of STACR issuances and ACIS transactions. Excludes whole loan securities and seller indemnification transactions.
2
Upon initial execution.
3
Freddie Mac holds the senior risk.
Freddie Mac Senior
Loss Positions³
$183.3
$216.3
$264.6
$272.6
$365.5
Total Reference
Pools
$192.5
$227.7
$278.7
$287.5
$384.6

©  Freddie Mac

738
747
744
740
727
713
718
757
758
759
762
756
748
751
756
755
755
756
749
744
750
2009
2010
2011
2012
2013
2014
2015
Relief Refinance (includes HARP)
All Other
Total Purchases
Single-family
credit
quality
-
purchases
Weighted
Average
Original
LTV
Ratio
1
Percent (%)
Weighted
Average
Credit
Score
2
1
Original LTV ratios are calculated as the unpaid principal balance (UPB) of the mortgage Freddie Mac guarantees including the credit-enhanced portion, divided by the lesser of the appraised value of the property at the time of mortgage origination or the mortgage borrower’s purchase price.  Second liens not owned or guaranteed by Freddie Mac are excluded from the LTV ratio calculation.  The existence of a second lien mortgage reduces the borrower’s equity in the home and, therefore, can increase the risk of default.
2
Credit score data is based on FICO scores at the time of loan origination or Freddie Mac’s purchase and may not be indicative of the borrowers’ current creditworthiness.  FICO scores can range between approximately 300 and 850 points.
80
77
77
97
91
82
75
66
67
67
68
71
76
74
67
70
70
76
75
76
74
2009
2010
2011
2012
2013
2014
2015
Relief Refinance (Includes HARP)
All Other
Total Purchases

©  Freddie Mac

0.24
0.22
0.21
0.20
0.21
0.75
0.75
0.70
0.70
0.72
5.13
4.84
4.46
4.28
4.12
1.88
1.73
1.53
1.41
1.32
4Q14
1Q15
2Q15
3Q15
4Q15
Core Single-Family Book¹
HARP and Other Relief Refinance Book
Legacy Single-Family Book
Total
Single-family
credit
quality
–
credit
guarantee
portfolio
1
Loans acquired after 2008, excluding HARP and other relief refinance loans which are presented separately.
Concentration of Credit Risk
Percent (%)
Serious Delinquency Rates
Percent (%)
% of Credit Losses for the Year
66
3
18
8
16
89
% of Portfolio as of
December 31, 2015
Ended December 31, 2015
Core Single-Family Book¹
HARP and Other Relief Refinance Book
Legacy Single-Family Book

©  Freddie Mac

0
4
8
12
16
20
24
28
32
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Total Mortgage Market¹
Prime¹
Subprime¹
Freddie Mac²
1
Source: National Delinquency Survey from the Mortgage Bankers Association.  Categories represent first lien single-family loans.  Data is not yet available for the fourth quarter of 2015.
2
See
“Management’s
Discussion
and
Analysis
–
Risk
Management
–
Single-Family
Mortgage
Credit
Risk
–
Monitoring
Loan
Performance
and
Characteristics
–
Single-Family
Credit
Guarantee Portfolio” in Freddie Mac’s Form 10-K for the year ended December 31, 2015, for information about the company’s reported delinquency rates.  The single-family serious delinquency rate at December 31, 2015 was 1.32%.
14.55%
3.57%
Single-Family Serious Delinquency Rates
Single-family mortgage market and Freddie Mac
delinquency rates
Percent
2.07%
1.41%

©  Freddie Mac

$26
$30
$2
$17
2010
2011
2012
2013
2014
2015
Capped Purchase Volume
Uncapped Purchase Volume
Total Multifamily Portfolio
UPB $ Billions
Multifamily business volume and portfolio
composition
Multifamily New Business Volume
$ Billions
1
Primarily K-Deals.
Note: Totals may not add due to rounding.
$188
$169
$177
$180
$167
$169
$15
$20
$29
$26
$28
$47
$86
$82
$77
$59
$53
$49
$60
$59
$52
$33
$25
$19
$24
$35
$52
$75
$91
$120
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
MF Unsecuritized Loan Portfolio
MF Investment Securities Portfolio
MF Guarantee Portfolio¹

©  Freddie Mac

11%
8%
14%
12%
16%
17%
13%
15%
62%
56%
61%
67%
63%
58%
61%
59%
17%
19%
15%
14%
13%
14%
16%
14%
11%
18%
10%
7%
8%
11%
10%
12%
2008
2009
2010
2011
2012
2013
2014
2015
50% AMI or Less
>50% - 80% AMI
>80% - 100% AMI
>100% AMI
Note: Totals may not add due to rounding.
Multifamily percentage of affordable units financed
Multifamily Acquisitions of Units by Area Median Income (AMI)
% of Eligible Units Acquired
88% of eligible
units acquired
during the year
ended December
31, 2015 are
affordable to
households
earning at or
below 100% AMI

©  Freddie Mac

1
Represents the UPB of multifamily loans sold via Freddie Mac’s K Certificate transactions.
Note:  Totals may not add due to rounding.
K-Deal Securitization Volume
1
UPB $ Billions
Multifamily securitization volume
$2.1
$6.4
$13.7
$21.2
$28.0
$21.3
$35.6
2009
2010
2011
2012
2013
2014
2015
2009
2010
2011
2012
2013
2014
2015
Total
Total UPB¹
$2.1
$6.4
$13.7
$21.2
$28.0
$21.3
$35.6
$128.4
Number of
Transactions
2
6
12
17
19
17
30
103

©  Freddie Mac

0
2
4
6
8
10
12
14
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
Freddie Mac (60+ day)¹
FDIC Insured Institutions (90+ day)
MF CMBS Market (60+ day)
ACLI Investment Bulletin (60+ day)
0.00%
Multifamily market and Freddie Mac delinquency rates
Percent
1
See
“Management’s
Discussion
and
Analysis
–
Risk
Management
–
MF
Credit
Risk
–
Multifamily
Mortgage
Credit
Risk”
in
Freddie
Mac’s
Form
10-K
for
the
year
ended
December 31, 2015, for information about the company’s reported multifamily delinquency rate.  The multifamily delinquency rate at December 31, 2015 was 0.02%.
Source:
Freddie
Mac,
FDIC
Quarterly
Banking
Profile,
TREPP
(CMBS
multifamily
60+
delinquency
rate,
excluding
REOs),
American
Council
of
Life
Insurers
(ACLI).
Non-Freddie
Mac data is not yet available for the fourth quarter of 2015.
0.74%
0.33%
0.01%

©  Freddie Mac

$408
$406
$383
$367
$347
$470
$470
$470
$470
$399
$339
12/31/14
03/31/15
06/30/15
09/30/15
12/31/15
12/31/16
Mortgage-Related Investments Portfolio Ending Balance
Mortgage-Related Investments Portfolio Limit
Investments –
Purchase Agreement portfolio limits
Indebtedness
1,3
$ Billions
Mortgage Assets
1,2
$ Billions
1
The company’s Purchase Agreement with Treasury limits the amount of mortgage assets the company can own and indebtedness it can incur.  Under the Purchase Agreement, mortgage assets and indebtedness are calculated without giving effect to the January 1, 2010 change in the accounting guidance related to the transfer of financial assets and consolidation of variable interest entities (VIEs).  See the company’s Annual Report on Form 10-K for the year ended December 31, 2015 for more information.
2
Represents the unpaid principal balance (UPB) of the company’s mortgage-related investments portfolio.  The company discloses its mortgage assets on this basis monthly in its
Monthly Volume Summary reports, which are available on its Web site.
3
Represents the par value of the company’s unsecured short-term and long-term debt securities issued to third parties to fund its business activities.  The company discloses its indebtedness on this basis in its Monthly Volume Summary reports, which are available on its Web site.
$454
$451
$417
$412
$418
$663
$564
$564
$564
$564
$479
12/31/14
03/31/15
06/30/15
09/30/15
12/31/15
01/01/16
Total Debt Outstanding
Indebtedness Limit

©  Freddie Mac

1
Based on unpaid principal balances and excludes mortgage-related securities traded, but not yet settled.  The mortgage-related investments portfolio is determined without giving effect to the January 1, 2010 change in accounting standards related to the transfer of financial assets and consolidation of variable interest entities (VIEs).
Note: Totals may not add due to rounding.
Investments –
mortgage-related investments portfolio
composition
Mortgage-Related
Investments
Portfolio
1
$ Billions
$755
$697
$653
$558
$461
$408
$347
$375
$264
$224
$187
$168
$162
$148
$66
$40
$33
$24
$17
$16
$13
$176
$158
$143
$126
$95
$66
$40
$139
$235
$254
$221
$181
$164
$146
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
Freddie Mac PCs and Structured Securities
Non-Freddie Mac Mortgage-Related Securities (Agency)
Mortgage Loans
Non-Freddie Mac Mortgage-Related Securities (Non-Agency)

©  Freddie Mac

58%
54%
46%
4%
5%
9%
38%
41%
45%
12/31/13
12/31/14
12/31/15
Less Liquid²
Securitization Pipeline³
Liquid
Investments –
mortgage-related investments portfolio
composition, continued
Liquidity Categories
$ Billions
1
Excludes liquidations.
2
Less
liquid
assets
are
less
liquid
than
agency
securities
and
loans
in
the
securitization
pipeline
(e.g.,
reperforming
loans
and
performing
modified
loans
and
non-agency
mortgage-related
securities).
3
Includes performing multifamily and single-family loans purchased for cash and primarily held for a short period until securitized, with the resulting Freddie Mac issued securities being sold or retained.
4
In 2015,
Other
includes
resecuritization
of
securities
backed
by
military
housing.
Less Liquid Activity
1
$ Billions
$20.3
$23.5
$25.7
$408
$347
$461
4
$0.9
$0.2
$2.9
$2.8
$13.8
$11.4
$0.6
$2.9
$13.1
$1.9
$0.3
$3.5
$7.0
$8.2
2013
2014
2015
Other
Single-Family Non-Agency Mortgage-Related Securities
Non-Performing Single-Family Loan Sales
Multifamily Sales
Securitization
of
Single-Family
Reperforming
&
Modified
Loans

©  Freddie Mac

$99
$122
$146
$105
$90
$78
$123
$80
$75
$61
$69
$74
$62
Dec-14
Feb-15
Apr-15
Jun-15
Aug-15
Oct-15
Dec-15
1
Portfolio Market Value Sensitivity, or PMVS, is an estimate of the change in the market value of Freddie Mac’s financial assets and liabilities from an instantaneous 50 basis point shock to interest rates, assuming no rebalancing actions are undertaken and assuming the mortgage-to-LIBOR basis does not change.  PMVS-Level or PMVS-L measures the estimated sensitivity of the company’s portfolio market value to parallel movements in interest rates.
2
Duration
gap
measures
the
difference
in
price
sensitivity
to
interest
rate
changes
between
Freddie
Mac’s
financial
assets
and
liabilities,
and
is
expressed
in
months
relative
to
the
market value of assets.
$ Millions
Average
Monthly
PMVS-Level
1
Interest-rate risk measures
Average
Monthly
Duration
Gap
2
Months
(6)
(5)
(4)
(3)
(2)
(1)
0
1
2
3
4
5
6
Dec-14
Feb-15
Apr-15
Jun-15
Aug-15
Oct-15
Dec-15

©  Freddie Mac

Safe Harbor Statements
Freddie Mac obligations
Freddie
Mac’s
securities
are
obligations
of
Freddie
Mac
only.
The
securities,
including
any
interest
or
return
of
discount
on
the
securities,
are not guaranteed by and are not debts or obligations of the United States or any federal agency or instrumentality other than Freddie
Mac.
No offer or solicitation of securities
This presentation includes information related to, or referenced in the offering documentation for, certain Freddie Mac securities, including offering circulars and related supplements and agreements. Freddie Mac securities may not be eligible for offer or sale in certain jurisdictions or to certain persons. This information is provided for your general information only, is current only as of its specified date and does not constitute an offer to sell or a solicitation of an offer to buy securities. The information does not constitute a sufficient basis for making a decision with respect to the purchase or sale of any security. All information regarding or relating to Freddie Mac securities is qualified in its entirety by the relevant offering circular and any related supplements. Investors should review the relevant offering circular and any related supplements before making a decision with respect to the purchase or sale of any security. In addition, before purchasing any security, please consult your legal and financial advisors for information about and analysis of the security, its risks and its suitability as an investment in your particular circumstances.
Forward-looking statements
Freddie Mac's presentations may contain forward-looking statements, which may include statements pertaining to the conservatorship, the company’s current expectations and objectives for its Single-family, Multifamily and Investments segments, its loan workout initiatives and other efforts to assist the U.S. residential mortgage market, liquidity, capital management, economic and market conditions and trends, market share, the effect of legislative and regulatory developments and new accounting guidance, credit quality of loans we guarantee, and results of operations and financial condition on a GAAP, Segment Earnings and fair value basis. Forward-
looking statements involve known and unknown risks and uncertainties, some of which are beyond the company’s control.
Management’s expectations for the company’s future necessarily involve a number of assumptions, judgments and estimates, and various factors, including changes in market conditions, liquidity, mortgage spreads, credit outlook, actions by the U.S. government
(including FHFA, Treasury
and Congress), and the impacts of legislation or regulations and new or amended accounting guidance, could cause actual results to differ materially from these expectations. These assumptions, judgments, estimates and factors are discussed in the
company’s
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2015,
which
is
available
on
the
Investor
Relations
page
of
the company’s Web site at www.FreddieMac.com/investors and the SEC’s Web site at www.sec.gov. The company undertakes no obligation to update forward-looking statements it makes to reflect events or circumstances occurring after the date of this presentation.